Exhibit 99.1

                           Certification Pursuant to
                            18 U.S.C. Section 1350
     As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

          In connection with the Quarterly Report on Form 10-Q (the "Form 10-Q") of Time Warner Entertainment Company, L.P., a Delaware limited partnership (the "Company"), for the quarter ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his respective knowledge:

     1. the Report fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                         /s/ Richard D. Parsons
Dated:  August 14, 2002                  --------------------------------------
                                         Richard D. Parsons
                                         Chief Executive Officer
                                         Time Warner Entertainment Company, L.P.

                                         /s/ Wayne H. Pace
Dated:  August 14, 2002                  --------------------------------------
                                         Wayne H. Pace
                                         Chief Financial Officer
                                         Time Warner Entertainment Company, L.P.